Exhibit 99.2

Listing FAQ Presentation June 2018 American Finance Trust Announces Listing (Ticker: AFIN)

American Finance Trust, Inc. INTRODUCTION AND PRESENTERS Louisa Quarto Executive Vice President, AR Global Investments, LLC Curtis Parker Senior Vice President, AR Global Investments, LLC » For additional information and reference materials, including this presentation and a FAQ document, please visit www.americanfinancetrust.com » Please call our client relations line with any additional or account specific questions: (866) 902 - 0063 2

American Finance Trust, Inc. 3 THE LISTING Three key items to remember: 1. This is not an IPO; no concurrent offering with listing. 2. The initial trading price will not be set ahead of time. It will be determined by first filled order. Once listed, the price of shares will fluctuate based on market conditions. 3. The Transfer agent and shareholder account numbers will not change in connection with the listing. American Finance Trust expects to list its shares on NASDAQ on or about July 19, 2018

American Finance Trust, Inc. 4 You are not required to take any action now or in the future Your account, as long as shares are held by our transfer agent DST, will continue to operate as it currently does. ▪ AR Global, via our transfer agent DST, will continue to create and issue statements ▪ AR Global, via our transfer agent DST, will continue to issue 1099 and other tax documents ▪ Internet account access, through www.AR - Global.com , will continue for those shares held through DST ▪ AR Global, via our transfer agent DST, will continue to pay you your monthly distributions in accordance with your instructions on file. ▪ Both the AR Global and the DST Investor relations teams will continue to be available service accounts held at DST for service related items such as: address changes, banking instructions, DRIP participation, Transfer on Death Forms and changes in share ownership ▪ AFIN’s listing, including the proposed Phased Liquidity, has no tax impact on current shareholders; subsequent sales of shares may be taxable NO ACTION REQUIRED

American Finance Trust, Inc. PHASED LIQUIDITY Shareholder Liquidity No Lock - Up on Class A Shares ▪ With a total asset size of approximately $3 billion, the listing of 100% of AFIN’s shares all at one time could create unwanted selling pressure on the trading price of the shares. ▪ Listing 50% of shares initially and the balance of the shares in two equal amounts over the following six months achieves liquidity for all shareholders over a short timeframe and within the anticipated holding period disclosed in the prospectus. ▪ All shareholders will have optionality to buy and sell shares in the market starting on July 19 th . ▪ AFIN encourages all who own stock today to continue to hold shares going forward. ▪ All shares will be eligible to be traded within 180 days of the listing. ▪ This is substantially shorter than other, similar listings which have included 9 month, 12 month and even 24 month lock - up periods. ▪ Class B - 1 and B - 2 shares have the same voting rights as Class A shares and are expected to receive the same distributions AFIN expects to make approximately 50% of its outstanding shares eligible for trading in the listing, with additional classes becoming listed within 90 days (“Class B - 1”) and 180 days (“Class B - 2”) after the listing (collectively, “Phased Liquidity”). Class B - 1 and Class B - 2 will each be equivalent to approximately 25% of the current outstanding shares of AFIN. 5 1) Fractional shares will be eliminated based on the Company’s current estimated per share net asset value of $23.56 prior to listing and resulting cash payments made to investors. Fractional shares that exist at the time of B - 1 and B - 2 conversions to Class A shares will be eliminated based on the market price at the time of conversion. Today, Investor holds 100 shares 50 Class A Shares 25 Class B - 1 Shares 25 Class B - 2 Shares 100 Shares (1) AT LISTING WITHIN 90 DAYS WITHIN 180 DAYS

American Finance Trust, Inc. PREPARATION FOR LISTING 6 ▪ AFIN will reconcile account balances with custodians to help facilitate share movement upon listing. ▪ Advisors should confirm access to DST Vision and accuracy of information on client accounts, especially tax IDs ▪ Cost basis information is available through DST Vision. Once shares are moved to brokerage accounts, cost basis is no longer available on DST Vision. ▪ Confirm DRS instructions and necessary forms with your broker dealer or preferred brokerage firm ▪ Maintenance of accounts will be suspended from June 29th through 3 business days after the listing. ▪ Forms are available at www.ar - global.com/forms

American Finance Trust, Inc. 7 ▪ All non - custodial accounts must be sent to brokerage accounts via DRS system. ▪ DRS is an electronic transfer of shares from the transfer agent. ▪ DRS takes three business days to complete. ▪ DRS is a “pull” process, AFIN cannot “push” shares out to your brokerage account. ▪ Should shareholders wish to sell shares, the best approach is to first move shares held to a brokerage account. ▪ Most custodial held accounts will automatically move shares to the custodian. ▪ Shareholders should ask their brokerage IN ADVANCE of the listing what the brokerage requires for DRS. Usually, a copy of a statement is required. MOVING SHARES TO A BROKERAGE ( OPTIONAL)

American Finance Trust, Inc. 8 ▪ Investor Account Access: www.ar - global.com ▪ Advisor Account Access: www.dstvision.com ▪ DTC Number: 07889 ▪ AFIN CUSIP Number: 02607T109 ▪ NASDAQ Ticker: AFIN ▪ DST Address: 430 W 7 th Street, Kansas City, MO 64105 * Statements, showing all classes of AFIN shares, will be mailed to * shareholders on July 9, 2018 IMPORTANT INFORMATION FOR DRS

American Finance Trust, Inc. DISTRIBUTIONS 9 ▪ Monthly distributions continue for all shares ▪ Distribution rate changes from $1.30 to $1.10/share per year for shares starting July 1 st , 2018 ▪ Distribution calculation method changes from daily accrual to a record date following listing ▪ AFIN will declare the record date and payment date for each monthly distribution following listing ▪ Distributions currently paid by ACH or to a custodian will continue without interruption

American Finance Trust, Inc. 10 ▪ Distribution reinvestment (“DRIP”) was suspended effective June 30 th . The distribution paid on July 2 nd will be paid in cash ▪ Any current DRIP participant who does not elect to begin receiving distributions in cash will resume participating in the DRIP once it is reinstated. ▪ The Company will issue Class A shares for all distributions that are reinvested, including distributions paid on Class B - 1 and Class B - 2 shares ▪ Shares purchased through the DRIP will be issued at the market price at the time of the issuance under the DRIP ▪ There is no cost or fee for acquiring shares through the DRIP ▪ AFIN holders who move their shares to brokerage accounts who wish to participate in the DRIP should speak to their broker for more information. DISTRIBUTION REINVESTMENT PLAN

American Finance Trust, Inc. 11 June 29 Starting Early July Starting Early July June 29 July 2 July 9 July 20 Announcement of AFIN’s intention to List (SEC Filing) DRIP suspension notification to current DRIP participants only (via mail and email) Management Webinars for shareholders and financial advisors Operational Webinars for shareholders and financial advisors Presentations, filings and FAQ available on AFIN’s website AFIN statements mailed showing Class A, B - 1 and B - 2 balances, including letter to shareholders and FAQ Fractional share repurchase confirmations and payment SCHEDULE OF COMMUNICATIONS

Confidential – Not for Distribution Listing FAQ 12

American Finance Trust, Inc. FREQUENTLY ASKED QUESTIONS (FAQ) ▪ Will there be a change in management? ▪ No. AR Global will continue to be AFIN’s advisor. No change to the executives, board, key personnel or service providers in connection with the listing are contemplated. ▪ Will the distribution rate change? ▪ Yes, AFIN announced that the distribution has been changed to $1.10/share per year. Also, after the listing the calculation method for monthly distributions will change from daily accrual to a monthly record date. AFIN will declare the record date and payment date for each monthly distribution. In order to facilitate the change in calculation method, a stub distribution will be calculated and paid to shareholders of record each day during the period from July 1, 2018 to the day prior to the listing date followed by another stub distribution with a single record date after the listing date covering the period start ing on the listing date and ending July 31, 2018. ▪ What will happen to the existing dividend reinvestment plan (“DRIP”)? ▪ The existing DRIP is suspended effective immediately and will be amended. ▪ Will there be a new dividend reinvestment plan? ▪ Yes, the board of directors intends to implement an amended dividend reinvestment plan for the Company following completion of the listing. DRIP will resume no earlier than with the distributions paid at the beginning of August. Current DRIP participants will be participate in the amended plan once it is effective if they continue to be registered shareholders . Current DRIP participants who move their shares to brokerage accounts and who wish to reinvest distributions must contact their broker. 13

American Finance Trust, Inc. FREQUENTLY ASKED QUESTIONS (FAQ) ▪ When will the share repurchase plan be terminated? ▪ The share repurchase plan has been terminated and no further shares will be repurchased. Any shareholders who have requested a share repurchase for the period ending June 30, 2018 will NOT have any shares repurchased and will participate in the listing instead. ▪ Can I sell all of the shares I own after the listing? ▪ Half of your shares will be available to be traded upon listing and the other half will become available to be traded in two installments, one no later than 90 days after listing and the other no later than 180 days after listing. ▪ What is the purpose of the Phased Liquidity? ▪ Phased Liquidity will deliver immediate liquidity for current stockholders for approximately half of their AFIN stock. The Company believes that this approach will help limit selling pressure on the trading price during the initial weeks and months after the listing. All shares will be available to be traded within six months of the initial listing. ▪ What do I need to do in advance of the listing? ▪ Advisors should confirm access to DST Vision and accuracy of information on accounts, especially Tax IDs. ▪ Advisors or shareholders should confirm DRS instructions and necessary forms with your broker dealer or preferred brokerage (for more information on DRS, please see below). ▪ Submit any account maintenance or transfer requests as soon as possible. Maintenance and transfers will be frozen from June 29th through the planned listing. 14

American Finance Trust, Inc. FREQUENTLY ASKED QUESTIONS (FAQ) ▪ What is DRS? ▪ DRS is an electronic transfer of shares from the transfer agent. ▪ All non - custodial accounts must be sent to brokerage accounts via DRS system. ▪ DRS takes three business days to complete. ▪ DRS is a “pull” process, AFIN cannot “push” shares out to your brokerage account. ▪ Information needed to initiate a DRS request includes: ▪ A current statement showing the shares you own (we will mail you a confirmation shortly before the listing, this is also available online at www.ar - global.com for shareholders or www.dstvision.com for financial advisors) ▪ AFIN’s CUSIP 02607T109 ▪ Our Transfer Agent’s DTC Identifier: 07889 ▪ Any other documents your broker may require. YOU MUST CONTACT YOUR BROKER TO DETERMINE THEIR REQUIREMENTS. ▪ Should shareholders wish to sell shares, the best approach is to first move shares held to a brokerage account. ▪ Most custodial held accounts will automatically move shares to the custodian. 15

American Finance Trust, Inc. FREQUENTLY ASKED QUESTIONS (FAQ) ▪ How do I sell my AFIN shares after the listing? Once the listing is complete, shareholders who wish to sell shares may do so in one of two ways: ▪ For maximum flexibility, we suggest moving shares into a brokerage account with a firm of your choice. ▪ Alternately, our transfer agent can facilitate a trade for you. Shares sold through this method will be sold only at current market price and could take up to 24 hours to transact. Please call 866 - 902 - 0063 for more information. ▪ How will I see that Class B - 1 and B - 2 have converted to Class A shares? ▪ You will receive a confirmation of the conversions from DST, AFIN’s transfer agent. Subsequent statements will reflect Class A shares held as of the statement date. ▪ Shareholders can access their account information through www.ar - global.com and financial advisors may access information through DST Vision. Please call 866 - 902 - 0063 for more information. ▪ What tax considerations should I be aware of? How will cost basis be determined and transmitted? ▪ The listing, including the reverse split of AFIN’s common shares (which will then be named Class A shares) and the distribution of newly classified B - 1 and B - 2 shares to each holder of Class A shares, is not expected to have any tax impact to current shareholders (other than with respect to payment for fractional shares) or affect their cost basis or original purcha se date for purposes of determining short - term or long - term capital gains or losses. ▪ Cost basis will be transmitted to brokerage accounts if and when shares are moved our of our transfer agent’s records. ▪ Shareholders should consult a qualified tax professional with any questions about the tax effects of selling AFIN shares afte r the listing. 16

American Finance Trust, Inc. FREQUENTLY ASKED QUESTIONS (FAQ) ▪ What communication will I receive about the listing and the conversion of Classes B - 1 & B - 2? ▪ AFIN will communicate with all shareholders and financial advisors before, during and after the Listing event. Many communications will come in the form of SEC filings, which are always available on the Company’s website. Additionally, we will host a series of webinars for shareholders and financial advisors to answer your questions about the company and provide guidance on the mechanics of holding, moving and selling the publicly traded shares of AFIN. ▪ In early July, all current shareholders will see, through two transactions, their AFIN share balance split into the three cla sse s that comprise the Phased Liquidity of the Company. You will receive a new statement showing all of these share balances shortly after this is completed, in advance of the listing. These will also be available to shareholders and financial adviso rs through our website at www.ar - global.com. ▪ Fractional Shares ▪ Fractional shares currently exist for many AFIN shareholders. Additionally, the division of holdings into different classes could create fractional shares. The DRS system does not allow for fractional shares to be transmitted to brokerage accounts. ▪ As a result, in advance of the Listing, we will run a process to purchase any fractional shares you might have from you and issue a cash payment to you in connection with this process. ▪ Prior to the listing, fractional shares of Class A common stock resulting from the reverse stock split will be redeemed for c ash in an amount equal to the amount of fractional shares multiplied by the Company's current estimated per - share net asset value of $23.56. ▪ Prior to converting into shares of Class A common stock, fractional shares of Class B - 1 common stock and Class B - 2 common stock that would otherwise convert into fractional shares of Class A common stock will be redeemed for cash in an amount equal to the number of fractional shares multiplied by the trading price per share of Class A common stock determined at the time of conversion. 17

American Finance Trust

FORWARD-LOOKING STATEMENTS

Certain statements made in this presentation are "forward-looking statements" (as defined in Section 21E of the Exchange Act), which reflect the expectations of the Company regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, market and other expectations, objectives, and intentions, as well as any other statements that are not historical facts.

Our potential risks and uncertainties are presented in the section titled "Item 1A-Risk Factors" disclosed in our Annual Report on Form 10-K for the year ended December 31, 2017 and our Quarterly Reports on Form 10-Q filed from time to time. We disclaim any obligation to update and revise statements contained in these materials to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. The following are some of the risks and uncertainties relating to us, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward-looking statements:

- The anticipated benefits from the merger with American Realty Capital - Retail Centers of America, Inc. ("RCA") may not be realized or may take longer to realize than expected.
- All of our executive officers are also officers, managers, employees or holders of a direct or indirect controlling interest in the Advisor or other entities under common control with AR Global Investments, LLC (the successor business to AR Capital, LLC, "AR Global"). As a result, our executive officers, the Advisor and its affiliates face conflicts of interest, including significant conflicts created by the Advisor's compensation arrangements with us and other investment programs advised by affiliates of AR Global and conflicts in allocating time among these entities and us, which could negatively impact our operating results.
- The Company may not be able to list its common stock on NASDAQ on or about July 19, 2018, or at all.
- There can be no assurance as to the price at which the Company's common stock will trade following the listing. The trading price of the Company's common stock will be impacted by a number of factors, many of which are outside the Company's control, including market volatility, or actual or perceived imbalances in trading volumes, and may fluctuate significantly.
- Estimated Per-Share NAV does not represent the price at which shares of the Company's common stock would trade at on a national securities exchange, and there can be no assurance the trading price of the Company's common stock following the listing will equal or exceed our Estimated-Per Share NAV.
- Any repurchases made pursuant to the new share repurchase program will be made in accordance with, and subject to, applicable rules promulgated by the SEC as well as the Company's charter and loan agreements.
- Lincoln Retail REIT Services, LLC ("Lincoln") and its affiliates, which provide services to the Advisor in connection with our retail portfolio, faces conflicts of interest in allocating its employees' time between providing real estate-related services to the Advisor and other programs and activities in which they are presently involved or may be involved in the future.
- The performance of our retail portfolio is linked to the market for retail space generally and factors that may impact our retail tenants, such as the increasing use of the Internet by retailers and consumers.
- We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic viability of our tenants.
- We have not generated, and in the future may not generate, operating cash flows sufficient to fund all of the distributions we pay our stockholders, and, as such, we may be forced to fund distributions from other sources, including borrowings, which may not be available on favorable terms, or at all.
- We may be unable to pay or maintain cash distributions at the current rate or increase distributions over time.
- We are obligated to pay fees, which may be substantial, to the Advisor and its affiliates.
- We are subject to risks associated with any dislocation or liquidity disruptions that may exist or occur in the credit markets of the United States of America.
- We may fail to continue to qualify to be treated as a real estate investment trust for U.S. federal income tax purposes ("REIT"), which would result in higher taxes, may adversely affect our operations and would reduce the value of an investment in our common stock and our cash available for distributions.
- We may be deemed by regulators to be an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and thus subject to regulation under the Investment Company Act.

American Finance Trust, Inc. 18

AmericanFinanceTrust.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com